NOMURA PARTNERS FUNDS, INC.

THE JAPAN FUND

ASIA PACIFIC EX JAPAN FUND

INDIA FUND

GREATER CHINA FUND

GLOBAL EQUITY INCOME FUND

GLOBAL EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

HIGH YIELD FUND

(THE “FUNDS”)

SUPPLEMENT DATED MARCH 13, 2013

TO THE PROSPECTUS DATED JANUARY 28, 2013

This Supplement provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus dated January 28, 2013.

•	Effective immediately, Emmanuel Raymond joins the Global Equity Income Fund as Senior Portfolio Manager. Hideyuki Aoki will continue to serve as Lead Portfolio Manager, and Yoshiaki Saito continues as Senior Portfolio Manager of the Global Equity Income Fund.

•	Effective immediately, Michael Russell, formerly Senior Portfolio Manager, is removed from the International Equity Fund, and Hideyuki Aoki will be added to the Fund as Senior Portfolio Manager of the International Equity Fund. Emmanuel Raymond continues to be the Lead Portfolio Manager of the International Equity Fund.

•	Effective June 1, 2013, shareholder options for receiving dividends and distributions will be modified for (i) check(s) that remain uncashed for more than six months, and (ii) dividends and distributions when the amount is $10 or less. See revised Investor Services and Programs, Distribution Options, in 10 below.

1.    The disclosure and chart below replace similar disclosures contained within the section entitled “Portfolio Managers” on page 21 of the Prospectus:

Portfolio Managers

Three individuals at NAM UK share primary responsibility for managing the Global Equity Income Fund.

Portfolio Manager	Title	Service with NAM UK
Hideyuki Aoki (Lead)	Chief Portfolio Manager	2012
Yoshiaki Saito	Senior Portfolio Manager	2011
Emmanuel Raymond	Senior Portfolio Manager	2008

2.    The disclosure and chart below replace similar disclosures contained within the section entitled “Portfolio Managers” on page 29 of the Prospectus:

Portfolio Managers

Two individuals at NAM UK share primary responsibility for managing the International Equity Fund.

Portfolio Manager	Title	Service with NAM UK
Emmanuel Raymond (Lead)	Lead Portfolio Manager	2008
Hideyuki Aoki	Senior Portfolio Manager	2012

3.    The disclosure and chart below replace similar disclosure following the caption “Global Equity Income Fund” on page 70 of the Prospectus:

Global Equity Income Fund

Three individuals at NAM UK share primary responsibility for managing the Global Equity Income Fund.

Portfolio Managers	Since	Recent Professional Experience
Hideyuki Aoki (Lead)	2008	Managing Director, Head of Equity Investment at NAM UK since April 2012. Chief Fund Manager, Equity Investment Department at NAM Tokyo from 2009 – April 2012. Previously, he worked as a Senior Fund Manager at NAM Tokyo for eight years. He joined NAM Tokyo in 1989 and NAM UK in 2012.
Emmanuel Raymond	2013	Executive Director, Portfolio Manager, Global Equities and Chairman of the Global Stock Selection Committee since 2011. Prior to his current position he acted as Portfolio Manager, European Equities at NAM UK from 2008 – 2011. Prior to joining NAM UK, he was a Director of the Institut D’Analyse Financière, Paris from 2007 – 2008. From 1997 through 2006, he worked for Merrill Lynch Investment Managers, London. Joining as an Equity Analyst, he became a European Equity Portfolio Manager in 2001.
Yoshiaki Saito	2010	Senior Portfolio Manager at NAM UK since April 2011. Senior Fund Manager, Equity Investment Department at NAM Tokyo from 2008 – April 2011. Previously, he worked as a Fund Manager at NAM Tokyo 1994 – 2008. He joined NAM Tokyo in 1994 and NAM UK in 2011.

The sub-advisor will make investment decisions using a research team approach. The research team is jointly managed by Mr. Aoki, Mr. Raymond and Mr. Saito. Final authority on all portfolio investments rests with Mr. Aoki.

4.    The disclosure and chart below replace similar disclosure following the caption “International Equity Fund” on page 71 of the Prospectus:

International Equity Fund

Two individuals at NAM UK share primary responsibility for managing the International Equity Fund.

Portfolio Managers	Since	Recent Professional Experience
Emmanuel Raymond (Lead)	2008	Executive Director, Portfolio Manager, Global Equities and Chairman of the Global Stock Selection Committee since 2011. Prior to his current position he acted as Portfolio Manager, European Equities at NAM UK from 2008 – 2011. Prior to joining NAM UK, he was a Director of the Institut D’Analyse Financière, Paris from 2007 – 2008. From 1997 through 2006, he worked for Merrill Lynch Investment Managers, London. Joining as an Equity Analyst, he became a European Equity Portfolio Manager in 2001.
Hideyuki Aoki	2013	Managing Director, Head of Equity Investment at NAM UK since April 2012. Chief Fund Manager, Equity Investment Department at NAM Tokyo from 2009 – April 2012. Previously, he worked as a Senior Fund Manager at NAM Tokyo for eight years. He joined NAM Tokyo in 1989 and NAM UK in 2012.

Mr. Raymond is the lead manager for the International Equity Fund, supported by Mr. Aoki. Mr. Raymond and Mr. Aoki use the resources of a team of portfolio managers and analysts. Final authority on all portfolio investments rests with Mr. Raymond.

5.    The disclosures below replace similar disclosures within the section “Description of Share Classes” beginning on page 76:

If you purchase your Fund shares through a financial advisor (such as a broker or a bank), the financial advisor may receive commissions or other concessions which are paid from various sources, such as from the sales charges and the distribution and service fees. Please see “Payments to Service Organizations” below.

In addition, NAM USA may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. The Funds may reimburse (out of the applicable Fund’s general assets, in connection with omnibus accounts, or out of the applicable Fund’s Class’ 12b-1 assets, if available) NAM USA for a portion of the sub-transfer agent fees paid to financial intermediaries as described under “The Distribution and Shareholder Servicing Plans” in the SAI. For more information please see “Payments to Service Organizations” below.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees are typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they effect transactions through them.

6.    The following disclosure under the caption “Class I Shares (All Funds)” currently appearing on page 76 within the section “Description of Share Classes” is hereby deleted

–	the Directors and officers of the Corporation and certain employees and affiliates of NAM USA, Nomura Holdings, Inc. and/or the sub-advisors to the Funds (such investors will not be subject to the $1,000,000 minimum investment requirement)

and replaced with the following disclosures:

–	the Directors and officers of the Corporation (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	the employees (including the employee’s spouse, minor children or other relatives living in the employee’s home or other accounts beneficially owned or controlled by the employee) of NAM USA, Nomura Holdings, Inc. or a direct or indirect subsidiary of Nomura Holdings, Inc. and the sub-advisors to the Funds (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	Nomura Holdings, Inc. or a direct or indirect subsidiary of Nomura Holdings, Inc. (such investors will not be subject to the $1,000,000 minimum investment requirement)

7.    Item 8 following the caption “Sales Charge Waivers – Class A Shares” currently appearing on page 79 within the section “Description of Share Classes” is hereby deleted and replaced with the following new Item 8:

8. Trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;

8.    Item 15 following the caption “Sales Charge Waivers – Class A Shares” appearing on page 80 within the section “Description of Share Classes” is hereby deleted in its entirety and successive items within the list are renumbered 15 through 16 as follows:

15.	Purchases by financial intermediaries that sponsor electronic mutual fund marketplaces who have a dealer arrangement with the Distributor or service agreement with the Funds, or by clients of such financial intermediaries who place trades for their own accounts when the accounts are linked to a master omnibus account of such financial intermediaries, provided that financial intermediaries receive no portion of the Class A initial sales charge, however the financial intermediaries may directly charge their clients a management, asset allocation, consulting, transaction, account or other fee for their services.

16.	Purchases by a broker that sponsors a platform of “self-directed” accounts where clients invest on their own through self-directed investment accounts, provided that (i) the sponsoring broker has a dealer arrangement with the Distributor covering the broker’s self-directed investment accounts and (ii) such arrangement provides that the sponsoring broker receives no portion of the Class A initial sales charge in connection with such purchases, however the sponsoring broker may or may not charge its clients transaction, account and other fees for its services.

9.    The disclosures below replace similar disclosures within the section “Description of Share Classes” beginning on page 81:

Distribution and Service Fees

Each Fund has adopted plans (“Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940 as well as shareholder servicing fees for certain services provided to its shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares (“Class S Plan”). The Class I shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Class C shares may over time cost investors more than the front-end sales charge on Class A shares.

Under the Plans, Class C, Class A shares may pay distribution fees to the Distributor for distribution and sales support services. The Class C and Class A distribution fees may be used by the Distributor to pay affiliates of NAM USA for sales support services provided in connection with the sale of Class C or Class A shares and may also be used to pay brokers, dealers, financial institutions and industry professionals (including NAM USA and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class I shares do not pay a distribution fee. Class S shares only pay distribution fees to certain Service Organizations, as approved by the Board, in connection with the distribution of Class S shares to existing Class S shareholders.

Under the Plans, each of the Funds also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A, Class C and Class S shares in return for these fees. All Class A, Class C and Class S shares pay this shareholder servicing fee. Class I shares do not pay a shareholder servicing fee. Class S shares only pay shareholder servicing fees to certain Service Organizations, as approved by the Board.

The 12b-1 fees vary by share class as follows:

Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

Class S shares of The Japan Fund pay a 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the Fund.

In the case of Class C shares, 12b-1 fees, together with the CDSC are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class C shares and up to 0.75% for distribution for Class C shares.

The Distributor may use up to 0.25% of the fees for shareholder servicing or distribution for Class A shares. However in the aggregate the payments may not exceed 0.25% for Class A shares.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares.

Payments to Service Organizations

In addition, the Funds may pay fees to Service Organizations, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Funds in light of the fact that other costs are avoided by the Funds where the Service Organizations, not the Funds’ service providers, provide administrative, networking, recordkeeping, subtransfer agency and shareholder services to Fund shareholders.

These avoided payments may be made in addition to fees paid to the Service Organizations by the Distributor from the assets of the Fund’s applicable Class’ 12b-1 Plan. In addition, NAM USA or its affiliates may pay to the Service Organizations fees for administration, networking, recordkeeping, sub-transfer agency and shareholder services at its own expense and out of its legitimate profits. These Service Organizations also may be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds. These non-Plan payments are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (ii) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

From time to time, NAM USA or its affiliates may also pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. The Funds may reimburse (out of the applicable Fund’s general assets, in connection with omnibus accounts, or out of the applicable Fund’s Class’ 12b-1 assets, if available) NAM USA for a portion of the sub-transfer agent fees paid to Service Organizations. The rate at which each Fund reimburses the investment advisor for such sub-accounting fees charged by Service Organizations is, with respect to omnibus accounts holding shares of the Fund, as follows (i) up to $18 per open account or (ii) for accounts charged based on basis points, up to 0.10% of the average daily net assets of that account and (iii) for closed accounts, up to $3.00 for each closed account. NAM USA bears any portion of the fees of a Service Organization that is not reimbursed by the applicable Fund. For more information, see “The Distribution and Shareholder Servicing Plans” in the SAI.

Additionally, NAM USA and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by NAM USA and its affiliates may be substantial.

For example, NAM USA may pay compensation to Service Organizations for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. NAM USA may also make payments for marketing, promotional or related expenses to Service Organizations through which investors may purchase shares of a Fund.

The Service Organizations that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The Service Organizations that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund “supermarkets,” sponsors of fee based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares.

In general, these payments to Service Organizations can be categorized as “distribution-related” or “servicing” payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that Service Organization, the average net assets of the Fund and other Nomura Funds attributable to the accounts of that Service Organization and its clients, negotiated lump sum payments for distribution services provided, or similar fees.

In some circumstances, revenue sharing payments may create an incentive for a Service Organization or its representatives to recommend or offer shares of the Fund or other Nomura Funds to its customers. These payments also may give a Service Organization an incentive to cooperate with the Distributor’s, NAM USA’s or its affiliate’s marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the Service Organization receiving the payment or provide representatives of the Fund with access to representatives of the Service Organization’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, NAM USA or its affiliate may reimburse expenses related to educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to increase sales representatives’ awareness about Nomura Partners Funds, including travel, meal and lodging expenditures. However, NAM USA and the Funds’ sub-advisors do not consider a Service Organization’s sale of shares of the Fund or other Nomura Partners Funds when selecting brokers or dealers to effect portfolio transactions for the Funds.

To the extent that NAM USA and its affiliates make payments relating to distribution and sales support activities these payments are out of their past profits or other sources available to them. In some circumstances, these payments may create an incentive for a Service Organization, its employees, representatives or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from a Fund or from NAM USA, the Distributor or their affiliates. For more information, see “The Distribution and Shareholder Servicing Plans” in the SAI.

10.    The below disclosures are added to the end of the text under the caption “Distribution Options” within the section “Investor Services and Programs” on page 92 of the prospectus:

Effective June 1, 2013, if your dividend and distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the NAV next calculated on the day of the investment. You will not receive interest on amounts represented by uncashed dividend and distribution checks.

Effective June 1, 2013, if you elect to receive dividends and distributions in cash, you will only receive a check if the amount of the dividend and distribution exceeds $10. If the dividend and distribution amount is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends and distributions, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-1-800-535-2726.

INVESTMENT COMPANY ACT FILE NO: 811-01090

NOMURA PARTNERS FUNDS, INC.

THE JAPAN FUND

ASIA PACIFIC EX JAPAN FUND

INDIA FUND

GREATER CHINA FUND

GLOBAL EQUITY INCOME FUND

GLOBAL EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

HIGH YIELD FUND

(THE “FUNDS”)

SUPPLEMENT DATED MARCH 13, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

DATED JANUARY 28, 2013

This Supplement provides new and additional information beyond that which is contained in the SAI. Please keep this Supplement and read it together with the SAI dated January 28, 2013.

The disclosure and chart below replace similar disclosures starting on page 32 of the SAI following the caption “Global Equity Income Fund” within the section “PORTFOLIO MANAGERS”:

Three portfolio managers of NAM UK are primarily responsible for the management of the Global Equity Income Fund: Hideyuki Aoki, Yoshiaki Saito and Emmanuel Raymond.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type*			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based*
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hideyuki Aoki (lead)	0	1	0	0	0	0
		$8,421,273
Yoshiaki Saito	0	1	0	0	0	0
		$8,421,273
Emmanuel Raymond	0	1	1	0	0	0
		$8,814,174	$116,220,541

*	Information relating is provided as of December 31, 2012.

Securities Ownership of Portfolio Managers. As of December 31, 2012, the portfolio managers listed above did not beneficially own any securities issued by the Fund.

The disclosure and chart below replace similar disclosures starting on page 34 of the SAI following the caption “International Equity Fund” within the section “PORTFOLIO MANAGERS”:

Two portfolio managers of NAM UK are primarily responsible for the management of the International Equity Fund: Emmanuel Raymond and Hideyuki Aoki.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type*			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based*
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emmanuel Raymond (lead)	0	1	1	0	0	0
		$8,814,174	$116,220,541
Hideyuki Aoki	0	1	0	0	0	0
		$8,421,273

*	Information relating is provided as of December 31, 2012.

Securities Ownership of Portfolio Managers. As of December 31, 2012, the portfolio managers listed above did not beneficially own any securities issued by the Fund.

The disclosure below replaces similar disclosures appearing on page 74 of the SAI following a discussion of share ownership of the Funds within the section “DIRECTORS AND OFFICERS OF THE FUNDS”

Certain persons and entities affiliated with the Funds are eligible to purchase Class I shares of the Funds without being subject to the $1,000,000 minimum investment requirement:

–	the Directors and officers of the Corporation (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	the employees (including the employee’s spouse, minor children or other relatives living in the employee’s home or other accounts beneficially owned or controlled by the employee) of NAM USA, Nomura Holdings, Inc. or a direct or indirect subsidiary of Nomura Holdings, Inc. and the sub-advisors to the Funds (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	Nomura Holdings, Inc. or a direct or indirect subsidiary of Nomura Holdings, Inc. (such investors will not be subject to the $1,000,000 minimum investment requirement)

INVESTMENT COMPANY ACT FILE NO: 811-01090